FINANCIAL INSTRUMENTS	6 Months Ended
Sep. 30, 2021
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

6.   FINANCIAL INSTRUMENTS

(a)  Fair value of derivative financial instruments and other

The fair value of financial instruments is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., an exit price). Management has estimated the value of financial swaps, physical forwards and option contracts for electricity, natural gas, carbon offsets and renewable energy certificates ("RECs"), and generation and transmission capacity contracts using a discounted cash flow method, which employs market forward curves that are either directly sourced from third parties or developed internally based on third-party market data. These curves can be volatile, thus leading to volatility in the mark to market with no immediate impact to cash flows. Gas options and green power options have been valued using the Black option pricing model using the applicable market forward curves and the implied volatility from other market traded options. Management periodically uses non-exchange-traded swap agreements based on cooling degree days (“CDDs”) and heating degree days (“HDDs”) measured in its utility service territories to reduce the impact of weather volatility on Just Energy’s electricity and natural gas volumes, commonly referred to as “weather derivatives”. The fair value of these swaps on a given measurement station indicated in the derivative contract is determined by calculating the difference between the agreed strike and expected variable observed at the same station.

The following table illustrates unrealized gains (losses) related to Just Energy’s derivative financial instruments classified as fair value through profit or loss and recorded on the Interim Condensed Consolidated Statements of Financial Position as fair value of derivative financial assets and fair value of derivative financial liabilities, with their offsetting values recorded in unrealized gain (loss) in fair value of derivative instruments and other on the Interim Condensed Consolidated Statements of Income.

	Three months ended September 30,		Six months ended September 30,
	2021	2020	2021	2020
Physical forward contracts and options (i)	$133,822	$(115,147)	$359,128	$(66,767)
Financial swap contracts and options (ii)	155,093	42,544	221,487	70,665
Foreign exchange forward contracts	597	(3,028)	1,702	(9,079)
Unrealized foreign exchange on Term Loan	(6,393)	–	(2,245)	–
Unrealized foreign exchange on the 6.5% convertible bond and 8.75% loan transferred to realized foreign exchange resulting from the September 2020 Recapitalization	–	(12,218)	–	–
Weather derivatives (iii)	(192)	1,769	(1,896)	(612)
Other derivative options	4,588	1,112	1,476	(1,826)
Unrealized gain of derivative instruments and other	$287,515	$(84,968)	$579,652	$(7,619)

The following table summarizes certain aspects of the fair value of derivative financial assets and liabilities recorded in the Interim Condensed Consolidated Statements of Financial Position as at September 30, 2021:

	Financial	Financial	Financial	Financial
	assets	assets	liabilities	liabilities
	(current)	(non-current)	(current)	(non-current)

Physical forward contracts and options (i)	$291,433	$56,555	$16,403	$11,861
Financial swap contracts and options (ii)	166,201	58,940	1,292	1,397
Foreign exchange forward contracts	1,414	16	–	–
Other derivative options	2,851	95	–	4
As at September 30, 2021	$461,899	$115,606	$17,695	$13,262

The following table summarizes certain aspects of the fair value of derivative financial assets and liabilities recorded in the consolidated statements of financial position as at March 31, 2021:

	Financial	Financial	Financial	Financial
	assets	assets	liabilities	liabilities
	(current)	(non-current)	(current)	(non-current)

Physical forward contracts and options (i)	$12,513	$6,713	$10,157	$56,122
Financial swap contracts and options (ii)	6,942	2,634	3,548	5,047
Foreign exchange forward contracts	–	–	272	–
Weather derivatives (iii)	1,911	–	–	–
Other derivative options	3,660	1,253	–	–
As at March 31, 2021	$25,026	$10,600	$13,977	$61,169

Individual derivative asset and liability transactions are offset, and the net amount reported in the Interim Condensed Consolidated Statements of Financial Position if, and only if, there is currently an enforceable legal right to offset the recognized amounts and there is an intention to settle on a net basis, or to realize the assets and settle the liabilities simultaneously. Individual derivative transactions are typically offset at the legal entity and counterparty level.

Below is a summary of the financial instruments classified through profit or loss as at September 30, 2021, to which Just Energy has committed:

(i)	Physical forward contracts and options consist of:
●	Electricity contracts with a total remaining volume of 26,257,873 MWh, a weighted average price of $46.62/MWh and expiry dates up to December 31, 2029.
●	Natural gas contracts with a total remaining volume of 131,972,414 GJs, a weighted average price of $5.13/GJ and expiry dates up to October 31, 2025.
●	RECs with a total remaining volume of 5,984,811 MWh, a weighted average price of $17.67/REC and expiry dates up to December 31, 2029.
●	Green gas certificates with a total remaining volume of 1,220,000 tonnes, a weighted average price of $4.32/tonne and expiry dates up to July 28, 2022.
●	Electricity generation capacity contracts with a total remaining volume of 2,098 MWCap, a weighted average price of $4,767.58/MWCap and expiry dates up to December 31, 2023.
●	Ancillary contracts with a total remaining volume of 439,900 MWh, a weighted average price of $15.58/MWh and expiry dates up to December 31, 2022.
(ii)	Financial swap contracts and options consist of:
●	Electricity contracts with a total remaining volume of 16,462,999 MWh, a weighted average price of $56.94/MWh and expiry dates up to December 31, 2025.
●	Natural gas contracts with a total remaining volume of 103,138,160 GJs, a weighted average price of $3.03/GJ and expiry dates up to December 31, 2026.
(iii)	Weather derivatives consist of:
●	HDD natural gas swaps with price strikes to be set on futures index and temperature strikes from 1,813F to 4,985F HDD and an expiry date of March 31, 2022.
●	HDD natural gas swaps with price strikes to be set on futures index and temperature strikes from 1,652F to 4,871F HDD and an expiry date of March 31, 2023.
●	HDD natural gas swaps with price strikes to be set on futures index and temperature strikes from 3,408C to 4,985F HDD and an expiry date of March 31, 2024.
●	CDD Puts with temperature strikes from 2,612F to 3,399F CDD and an expiry date of October 31, 2021.
●	Temperature Contingent Power Call Options with price strikes at various temperature strikes and an expiry date of October 31, 2021.

These derivative financial instruments create a credit risk for Just Energy since they have been transacted with a limited number of counterparties. Should any counterparty be unable to fulfill its obligations under the contracts, Just Energy may not be able to realize the financial assets’ balance recognized in the Interim Condensed Consolidated Financial Statements.

Fair value (“FV”) hierarchy of derivatives

Level 1

The fair value measurements are classified as Level 1 in the FV hierarchy if the fair value is determined using quoted unadjusted market prices. Currently there are no derivatives carried in this level.

Level 2

Fair value measurements that require observable inputs other than quoted prices in Level 1, either directly or indirectly, are classified as Level 2 in the FV hierarchy. This could include the use of statistical techniques to derive the FV curve from observable market prices. However, in order to be classified under Level 2, significant inputs must be directly or indirectly observable in the market. Just Energy values its New York Mercantile Exchange (“NYMEX”) financial gas fixed-for-floating swaps under Level 2.

Level 3

Fair value measurements that require unobservable market data or use statistical techniques to derive forward curves from observable market data and unobservable inputs are classified as Level 3 in the FV hierarchy. For the electricity supply contracts, Just Energy uses quoted market prices as per available market forward data and applies a price-shaping profile to calculate the monthly prices from annual strips and hourly prices from block strips for the purposes of mark to market calculations. The profile is based on historical settlements with counterparties or with the system operator and is considered an unobservable input for the purposes of establishing the level in the FV hierarchy.

For the natural gas supply contracts, Just Energy uses three different market observable curves: (i) commodity (predominately NYMEX), (ii) basis and (iii) foreign exchange. NYMEX curves extend for over five years (thereby covering the length of Just Energy’s contracts); however, most basis curves extend only 12 to 15 months into the future. In order to calculate basis curves for the remaining years, Just Energy uses extrapolation, which leads natural gas supply contracts to be classified under Level 3.

Weather derivatives are non-exchange-traded financial instruments used as part of a risk management strategy to mitigate the impact adverse weather conditions have on gross margin. The fair values of the derivatives are determined using an internally developed model that relies upon both observable inputs and significant unobservable inputs. Accordingly, the fair values of these derivatives are classified as Level 3. Market and contractual inputs to these models vary by contract type and would typically include notional amounts, reference weather stations, strike prices, temperature strike values, terms to expiration, historical weather data and historical commodity prices. The historical weather data and commodity prices were utilized to value the expected payouts with respect to weather derivatives and, as a result, are the most significant assumptions contributing to the determination of fair value estimates, and changes in these inputs can result in a significantly higher or lower fair value measurement.

Just Energy’s accounting policy is to recognize transfers between levels of the fair value hierarchy on the date of the event or change in circumstances that caused the transfer.

Fair value measurement input sensitivity

The main cause of changes in the fair value of derivative instruments is changes in the forward curve prices used for the fair value calculations. Just Energy provides a sensitivity analysis of these forward curves under the “Market risk” section of this note. Other inputs, including volatility and correlations, are driven off historical settlements.

The following table illustrates the classification of derivative financial assets (liabilities) in the FV hierarchy as at September 30, 2021:

	Level 1	Level 2	Level 3	Total
Derivative financial assets	$–	$124,859	$452,646	$577,505
Derivative financial liabilities	–	–	(30,957)	(30,957)
Total net derivative financial assets	$–	$124,859	$421,689	$546,548

The following table illustrates the classification of derivative financial assets (liabilities) in the FV hierarchy as at March 31, 2021:

	Level 1	Level 2	Level 3	Total
Derivative financial assets	$–	$682	$34,944	$35,626
Derivative financial liabilities	–	–	(75,146)	(75,146)
Total net derivative financial liabilities	$–	$682	$(40,202)	$(39,520)

Commodity price sensitivity – Level 3 derivative financial instruments

If the energy prices associated with only Level 3 derivative financial instruments including natural gas, electricity, and RECs had risen (fallen) by 10%, assuming that all of the other variables had remained constant, profit from continuing operations before income taxes for the quarter ended September 30, 2021 would have increased (decreased) by $309.8 million ($302.6 million), primarily as a result of the change in fair value of Just Energy’s derivative financial instruments.

Key assumptions used when determining the significant unobservable inputs for all commodity supply contracts included in Level 3 of the FV hierarchy consist of up to 5% price extrapolation to calculate monthly prices that extend beyond the market observable 12- to 15-month forward curve.

The following table illustrates the changes in net fair value of financial assets (liabilities) classified as Level 3 in the FV hierarchy for the following periods:

	Six months ended	Year ended
	September 30, 2021	March 31, 2021
Balance, beginning of period	$(40,202)	$(85,885)
Total gains (losses)	418,487	(2,900)
Purchases	60,844	(4,059)
Sales	(9,290)	(1,670)
Settlements	(8,150)	54,312
Balance, end of period	$421,689	$(40,202)

(b)  Classification of non-derivative financial assets and liabilities

As at September 30, 2021 and March 31, 2021, the carrying value of cash and cash equivalents, restricted cash, trade and other receivables, and trade and other payables approximates their fair value due to their short-term nature.

The risks associated with Just Energy’s financial instruments are as follows:

(i)Market risk

Market risk is the potential loss that may be incurred as a result of changes in the market or fair value of a particular instrument or commodity. Components of market risk to which Just Energy is exposed are discussed below.

Foreign currency risk

Foreign currency risk is created by fluctuations in the fair value or cash flows of financial instruments due to changes in foreign exchange rates and exposure as a result of investments in U.S. operations.

The performance of the Canadian dollar relative to the U.S. dollars could positively or negatively affect Just Energy’s Interim Condensed Consolidated Statements of Income, as a significant portion of Just Energy’s profit or loss is generated in U.S. dollars and is subject to currency fluctuations upon translation to Canadian dollars. Due to its growing operations in the U.S., Just Energy expects to have a greater exposure to foreign currency fluctuations in the future than in prior years. Just Energy has a policy to economically hedge between 50% and 100% of forecasted cross-border cash flows that are expected to occur within the next 12 months and between 0% and 50% of certain forecasted cross border cash flows that are expected to occur within the following 13 to 24 months. The level of economic hedging is dependent on the source of the cash flows and the time remaining until the cash repatriation occurs.

Just Energy may, from time to time, experience losses resulting from fluctuations in the values of its foreign currency transactions, which could adversely affect its operating results. Translation risk is not hedged.

With respect to translation exposure, if the Canadian dollar had been 5% stronger or weaker against the U.S. dollar for the period ended September 30, 2021, assuming that all the other variables had remained constant, the net profit for the six months ended September 30, 2021 would have been $34.0 million lower/higher and other comprehensive loss would have been $36.6 million lower/higher.

Interest rate risk

Just Energy is only exposed to interest rate fluctuations associated with its floating rate Credit Facility. Just Energy’s current exposure to interest rates does not economically warrant the use of derivative instruments. Just Energy’s exposure to interest rate risk is relatively immaterial and temporary in nature. Just Energy does not currently believe that its debt exposes the Company to material interest rate risks but has set out parameters to actively manage this risk within its risk management policy.

A 1% increase (decrease) in interest rates would have resulted in an (decrease) increase of approximately ($0.3) million in profit from continuing operations before income taxes in the Interim Condensed Consolidated Statements of Income for the three months ended September 30, 2021 (September 30, 2020 – ($0.5) million).

Commodity price risk

Just Energy is exposed to market risks associated with commodity prices and market volatility where estimated customer requirements do not match actual customer requirements. Management actively monitors these positions on a daily basis in accordance with its risk management policy. This policy sets out a variety of limits, most importantly thresholds for open positions in the gas and electricity portfolios, which also feed a value at risk limit. Should any of the limits be exceeded, they are closed expeditiously or express approval to continue to hold is obtained. Just Energy’s exposure to market risk is affected by a number of factors, including accuracy of estimation of customer commodity requirements, commodity prices, volatility and liquidity of markets. Just Energy enters into derivative instruments in order to manage exposures to changes in commodity prices. The derivative instruments that are used are designed to fix the price of supply for estimated customer commodity demand and thereby fix gross margins. Derivative instruments are generally transacted over the counter. The inability or failure of Just Energy to manage and monitor the above market risks could have a material adverse effect on the operations and cash flows of Just Energy. Just Energy mitigates the exposure to variances in customer requirements that are driven by changes in expected weather conditions through active management of the underlying portfolio, which involves, but is not limited to, the purchase of options including weather derivatives. Just Energy’s ability to mitigate weather effects is limited by the degree to which weather conditions deviate from normal.

Commodity price sensitivity – all derivative financial instruments

If all the energy prices associated with derivative financial instruments including natural gas, electricity and RECs had risen (fallen) by 10%, assuming that all of the other variables had remained constant, profit from continuing operations before income taxes for the three months ended September 30, 2021 would have increased (decreased) by $354.7 million ($343.1 million), primarily as a result of the change in fair value of Just Energy’s derivative financial instruments.

(ii)Physical supplier risk

Just Energy purchases the majority of the gas and electricity delivered to its customers through long-term contracts entered into with various suppliers. Just Energy has an exposure to supplier risk as the ability to continue to deliver gas and electricity to its customers is reliant upon the ongoing operations of these suppliers and their ability to fulfill their contractual obligations.

(iii)Counterparty credit risk

Counterparty credit risk represents the loss that Just Energy would incur if a counterparty fails to perform under its contractual obligations. This risk would manifest itself in Just Energy replacing contracted supply at prevailing market rates, thus impacting the related customer margin. Counterparty limits are established within the risk management policy. Any exceptions to these limits require approval from the Risk Committee of the Board of Directors of Just Energy. The risk department and Risk Committee of the Board of Directors monitor current and potential credit exposure to individual counterparties and also monitor overall aggregate counterparty exposure. However, the failure of a counterparty to meet its contractual obligations could have a material adverse effect on the operations and cash flows of Just Energy.

As at September 30, 2021, Just Energy has applied an adjustment factor to determine the fair value of its financial instruments in the amount of $11.9 million (March 31, 2021 – $1.1 million) to accommodate for its counterparties’ risk of default.

As at September 30, 2021, the estimated net counterparty credit risk exposure amounted to $392.2 million (March 31, 2021 – $35.6 million), representing the risk relating to Just Energy’s exposure to derivatives that are in an asset position.